UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________
 FORM 8-K
________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    February 23, 2022

THE AARON'S COMPANY, INC.
(Exact name of Registrant as Specified in Charter)

Georgia	1-39681	85-2483376
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway SE	Suite 300	Atlanta	Georgia	30339-3194
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code: (678) 402-3000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.50 Par Value	AAN	New York Stock Exchange
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On February 23, 2022, The Aaron's Company, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2021. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 7.01.     REGULATION FD DISCLOSURE.
Company Overview Investor Presentation
The Company frequently provides relevant information to its investors via posting to its corporate website. On February 23, 2022, the Company posted an investor presentation entitled “Company Overview” on the Company’s website at https://investor.aarons.com. A copy of the presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Agreement to Acquire BrandsMart U.S.A.
On February 23, 2022, the Company issued a press release announcing that it had entered into a definitive agreement to acquire BrandsMart U.S.A. (“BrandsMart”), one of the leading appliance and consumer electronics retailers in the Southeastern U.S. A copy of the press release is attached hereto as Exhibit 99.3 as is incorporated herein by reference.
On February 23, 2022, the Company posted an investor presentation relating to the agreement to acquire BrandsMart on the Company’s website at https://investor.aarons.com. A copy of the presentation is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits:

Exhibit No.	Description

99.1	Press release, dated February 23, 2022, announcing financial results for the fourth quarter and full year ended December 31, 2021.
99.2	Company Overview Investor Presentation, dated February 23, 2022.
99.3	Press Release, dated February 23, 2022, announcing agreement to acquire BrandsMart U.S.A.
99.4	Investor Presentation, dated February 23, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AARON'S COMPANY, INC.
		By:	/s/ C. Kelly Wall
Date:	February 23, 2022		C. Kelly Wall Chief Financial Officer